SCHEDULE 14A INFORMATION
                           Proxy Statement Pursuant to
              Section 14(a) of the Securities Exchange Act of 1934



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Check the appropriate box:

[ ]   Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]   Definitive Proxy Statement

[ ]   Definitive Additional Materials

[ ]   Soliciting Material Pursuant toss.240.14a-12


                    BioDelivery Sciences International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

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       1)  Title of each class of securities to which transaction applies:
       -------------------------------------------------------------------------

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       3) Per unit price or other underlying value of transaction computed
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

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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


                    BIODELIVERY SCIENCES INTERNATIONAL, INC.
                        UMDNJ - New Jersey Medical School
                            Administrative Building 4
                             185 South Orange Avenue
                            Newark, New Jersey 07103


                                  July 8, 2003


To the Stockholders of BioDelivery Sciences International, Inc.:

     BioDelivery Sciences International, Inc. (the "Company") is pleased to send you the enclosed notice of the 2003 Annual Meeting of Stockholders of the Company (the "Meeting") to be held at 10:00 a.m. on Thursday, August 14, 2003 at the offices of the Company, Administrative Building 4, 185 South Orange Avenue, Newark, New Jersey 07103.

     The items of business for the Meeting are listed in the following Notice of Annual Meeting and are more fully addressed in the attached Proxy Statement. The Proxy Statement is first being mailed to stockholders of the Company on or about July 15, 2003.

     Please date, sign and return your proxy card in the enclosed envelope as soon as possible to ensure that your shares will be represented and voted at the Meeting even if you cannot attend. If you attend the Meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

     If you have any questions regarding this material, please do not hesitate to call me at (314) 579-9725.



                             Sincerely yours,

                             /s/ Francis E. O'Donnell, Jr.

                             Francis E. O'Donnell, Jr.
                             Chairman, President and Chief Executive Officer BioDelivery Sciences International, Inc.



WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING PLEASE COMPLETE THE ENCLOSED PROXY AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING.

                     BIODELIVERY SCIENCES INTERNATIONAL, INC
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                        UMDNJ - New Jersey Medical School
                            Administrative Building 4
                             185 South Orange Avenue
                            Newark, New Jersey 07103

                     To be held on Thursday August 14, 2003

     The Annual Meeting of Stockholders (the "Meeting") of BioDelivery Sciences International, Inc. (the "Company") will be held on Thursday, August 14, 2003 at 10:00 a.m. at the offices of the Company, Administrative Building 4, 185 South Orange Avenue, Newark, New Jersey 07103 for the following purposes:

     1. To elect all eight (8) members of the Company's board of directors to serve until the 2004 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

     2. To approve the Company's Amended and Restated 2001 Incentive Plan to increase the number of shares of common stock reserved for issuance under the plan from 572,082 to 2,100,000;

     3. To ratify the issuance by the Company's board of directors of 746,854 qualified and non-qualified options;

     4. To ratify the appointment by the Company's board of directors of Grant Thornton LLP as the Company's independent auditors for the fiscal year ended December 31, 2002;

     5. To ratify the appointment by the Company's board of directors of Aidman, Piser & Company, P.A. as the Company's independent auditors for the fiscal year ending December 31, 2003; and

     6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders are cordially invited to attend the Meeting in person. However, to assure your representation at the Meeting, please complete and sign the enclosed proxy card and return it promptly. Even if you have previously submitted a proxy card you may choose to vote in person at the Meeting.


                                BY ORDER OF THE BOARD OF DIRECTORS

                                /s/ James A. McNulty

                                James A. McNulty
                                Secretary, Treasurer and Chief Financial Officer

Newark, New Jersey
July 8, 2003





                                            TABLE OF CONTENTS

                                                                                                   Page No.
Introduction............................................................................................1

Proposal 1 - Election of Directors......................................................................3

Proposal 2 - Approval of Amended and Restated 2001 Incentive Plan......................................15

Proposal 3 - Ratification of the Issuance of Qualified and Non-Qualified Stock Options.................19

Proposal 4 - Ratification of Grant Thornton LLP as Auditor for Fiscal 2002.............................20

Proposal 5 - Ratification of Aidman, Piser & Company, P.A. as Auditor for Fiscal 2003..................22

Other Information......................................................................................23

Annex A - Amended and Restated 2001 Incentive Plan....................................................A-1

Annex B - Audit Committee Charter.....................................................................B-1



                    BIODELIVERY SCIENCES INTERNATIONAL, INC.
                        UMDNJ - New Jersey Medical School
                            Administrative Building 4
                             185 South Orange Avenue
                            Newark, New Jersey 07103
                                 (973) 972-0015
                              --------------------
                                 PROXY STATEMENT
                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS

                     to be held on Thursday August 14, 2003

                                  INTRODUCTION

2003 Annual Meeting of Stockholders

     This Proxy Statement is being furnished to holders of shares of Common Stock, $.001 par value (the "Common Stock") of BioDelivery Sciences International, Inc., a Delaware corporation ("BioDelivery" or the "Company"), in connection with the solicitation of proxies by the board of directors of the Company for use at the Annual Meeting of Stockholders (the "Meeting") to be held at the offices of the Company, Administrative Building 4, 185 South Orange Avenue, Newark, New Jersey 07103, on Thursday August 14, 2003 at 10:00 a.m., and at any adjournment or adjournments thereof.

Record Date; Mailing Date

     The board of directors has fixed the close of business on June 27, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote and act at, the Meeting. Only stockholders of record at the close of business on that date are entitled to notice of, and to vote and act at, the Meeting. The Proxy Statement is first being mailed to stockholders of the Company on or about July 15, 2003.

Proposals to be Submitted at the Meeting

     At the Meeting, Stockholders will be acting upon the following proposals:

     1. To elect all eight (8) members of the Company's board of directors to serve until the 2004 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

     2. To approve the Company's Amended and Restated 2001 Incentive Plan to increase the number of shares of common stock reserved for issuance under the plan from 572,082 to 2,100,000;

     3. To ratify the issuance by the Company's board of directors of 746,854 qualified and non-qualified options;

     4. To ratify the appointment by the Company's board of directors of Grant Thornton LLP as the Company's independent auditors for the fiscal year ended December 31, 2002;

     5. To ratify the appointment by the Company's board of directors of Aidman, Piser & Company, P.A. as the Company's independent auditors for the fiscal year ending December 31, 2003; and

     6. To transact such other business as may properly come before the meeting or any adjournment thereof.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF EACH OF THE PROPOSALS TO BE SUBMITTED AT THE MEETING.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

Introduction

     The Company's board of directors consists of one class of directors having eight (8) members. The board of directors may determine the total number of directors and the number of directors to be elected at any annual meeting or special meeting in lieu thereof. The board of directors has fixed at eight (8) the number of directors to be elected at the 2003 Annual Meeting. At the Meeting, the stockholders will be asked to elect Francis E. O'Donnell, Jr., Raphael J. Mannino, William B. Stone, James R. Butler, John J. Shea, L.M. Stephenson, Robert G.L. Shorr and Alan Pearce (the "Nominees") to serve in such capacity until the 2004 Annual Meeting, or until their successors are duly elected and qualified.

     It is the intention of the persons named in the enclosed proxy to vote to elect the Nominees named above, each of whom is an incumbent director, and each of whom has consented to serve if elected. If some unexpected occurrence should make necessary, in the discretion of the board of directors, the substitution of some other person for any of the Nominees, it is the intention of the persons named in the proxy to vote for the election of such other persons as may be designated by the board of directors.

Directors and Executive Officers

     Listed below are the names of the directors, executive officers and significant employees of the Company, their ages as of May 31, 2003 and positions held:

-------------------------------- ------ ----------------------------------------
           Name                   Age              Position(s) Held
-------------------------------- ------ ----------------------------------------
Francis E. O'Donnell, Jr., M.D.    53   President, Chief Executive Officer,
                                        Chairman and Director
-------------------------------- ------ ----------------------------------------
Raphael J. Mannino, Ph.D.          56   Executive Vice President,
                                        Chief Scientific Officer and Director
-------------------------------- ------ ----------------------------------------
James A. McNulty                   52   Secretary, Treasurer and Chief Financial
                                        Officer
-------------------------------- ------ ----------------------------------------
Donald L. Ferguson                 54   Senior Executive Vice President
-------------------------------- ------ ----------------------------------------
Susan Gould-Fogerite, Ph.D.        50   Vice President and Director of
                                        Innovation and Discovery
-------------------------------- ------ ----------------------------------------
L.M. Stephenson, Ph.D.             60   Director
-------------------------------- ------ ----------------------------------------
William B. Stone                   60   Director
-------------------------------- ------ ----------------------------------------
James R. Butler                    62   Director
-------------------------------- ------ ----------------------------------------
John J. Shea                       76   Director
-------------------------------- ------ ----------------------------------------
Robert G.L. Shorr                  49   Director
-------------------------------- ------ ----------------------------------------
Alan Pearce                        54   Director
-------------------------------- ------ ----------------------------------------

     There are no family relationships between any director, executive officer or significant employee.

     None of our directors or executive officers have been involved in the past five years, in a fashion material to an evaluation of such director's or officer's ability or integrity to serve as a director or executive officer, in any those "Certain Legal Proceedings," more fully detailed in Item 401(d) of Regulation S-B, which include but are not limited to, bankruptcies, criminal convictions and an adjudication finding that an individual violated federal or state securities laws.

     Francis E. O'Donnell, Jr., M.D., age 53, has been our Chief Executive Officer, President, Chairman and Director on a full-time basis since March 29, 2002 when Dr. O'Donnell executed an employment agreement to become our full-time interim President and Chief Executive Officer. At this time the Company has not identified a replacement for Dr. O'Donnell. He is also the President, Chief Executive Officer and a Director of our subsidiary, Bioral Nutrient Delivery, LLC, since its formation on January 8, 2003. For more than the last five years, Dr. O'Donnell has served as managing director of The Hopkins Capital Group, an affiliation of limited liability companies which engage in business development and venture activities. Many of these portfolio companies have business relationships with the Company. He is Chairman and CEO of Accentia, a specialty pharmaceutical holding company. He is a co-founder and chairman of RetinaPharma Technologies, Inc. which includes Tatton Technologies, LLC, and a co-founder of Biotech Specialty Partners, LLC, an alliance of specialty pharmacy and biotechnology companies. He served as Chairman of Laser Sight Inc. (LASE), a publicly-traded manufacturer of advanced refractive laser systems, from 1993 through June 12, 2003. Dr. O'Donnell is a graduate of The Johns Hopkins School of Medicine and received his residency training at the Wilmer Ophthalmological Institute. Dr. O'Donnell is a former professor and Chairman of the Department of Ophthalmology, St. Louis University School of Medicine. Dr. O'Donnell holds 25 U.S. Patents. Dr. O'Donnell is the 2000 Recipient of the Jules Stein Vision Award sponsored by Retinitis Pigmentosa International.

     James A. McNulty, age 52, has served as our Secretary, Treasurer and Chief Financial Officer on a part-time basis (estimated to constitute approximately 80% of his time) since October 2000. Mr. McNulty has also, since its formation on January 8, 2003, served as the Secretary, Treasurer and Chief Financial Officer of our subsidiary, Bioral Nutrient Delivery, LLC and since May 2000, has also served as Chief Financial Officer of Hopkins Capital Group, an affiliation of limited liability companies which engage in venture activities. Hopkins Capital Group is owned and controlled by Dr. Francis E. O'Donnell, Jr., and many of the Hopkins Capital Group portfolio companies have relationships with the Company. Mr. McNulty has performed accounting and consulting services as a Certified Public Accountant since 1975. He co-founded Pender McNulty & Newkirk, which became one of Florida's largest regional CPA firms, and was a founder/principal in two other CPA firms, McNulty & Company, and McNulty Garcia & Ortiz. He served as CFO of Star Scientific, Inc. from October 1998 to May 2000. From June 2000 through January 2002 he served as CFO/COO of American Prescription Providers, Inc. He is a principal in Pinnacle Group Holdings, a real estate development company developing a major downtown Tampa destination entertainment complex. He is a published co-author (with Pat Summerall) of Business Golf, the Art of Building Relationships on the Links. Mr. McNulty is a graduate of University of South Florida, a licensed Certified Public Accountant, and is a member of the American and Florida Institutes of CPA's.

     Donald L. Ferguson, age 54, has been our Senior Executive Vice President on a part-time basis since October 2000. Mr. Ferguson has been Chief Executive Officer and principal owner of Land Dynamics, Inc., a developer of real estate projects since its founding in 1979 and currently owns in excess of 20 real estate properties. Mr. Ferguson is an investor in early-stage technology and biotechnology companies, including Nanovision Technologies, Inc., Star Scientific, Inc., BioKeys Pharmaceuticals, Inc. and PhotoVision Pharmaceuticals, Inc. Mr. Ferguson holds an M.B.A. Degree from the University of Kansas and a B.S. Degree in industrial engineering from Oklahoma State University.

     Raphael J. Mannino, Ph.D., age 56, has been our Executive Vice President and Chief Scientific Officer since October 2000, and a Director since October 2001. Dr. Mannino served as President, CEO, Chief Scientific Officer and member of the board of directors of BioDelivery Sciences, Inc., our predecessor entity, from its incorporation in 1995 until its merger with and into the Company in January of 2002. Dr. Mannino's previous experience includes positions as Associate Professor, at the University of Medicine and Dentistry of New Jersey (1990 to present), Assistant, then Associate Professor, Albany Medical College (1980 to 1990), and Instructor then Assistant Professor, Rutgers Medical School (1977 to 1980). His postdoctoral training was from 1973 to 1977 at the Biocenter in Basel, Switzerland. Dr. Mannino received his Ph.D. in Biological Chemistry in 1973 from the Johns Hopkins University, School of Medicine.

     Susan Gould-Fogerite, Ph.D., age 50, has been our Vice President and Director of Innovation and Discovery since July 2002 and has been a member of the board of directors of our subsidiary, Bioral Nutrient Delivery, LLC, since its formation on January 8, 2003. She was previously Executive Vice President of Business Development--Vaccines and Gene Therapy from October 2000. Dr. Gould-Fogerite served as Vice President, Secretary and member of the board of directors of BioDelivery Sciences, Inc., our predecessor entity, from its incorporation in 1995 until its merger with and into the Company in January of 2002. Dr. Gould-Fogerite's previous experience includes her positions as Assistant Professor, at University Of Medicine And Dentistry Of New Jersey , New Jersey Medical School (1991 to present), and Research Instructor (1985 to 1988), then Research Assistant Professor (1988-1990), at Albany Medical College. Dr. Gould-Fogerite received her Ph.D. in Microbiology and Immunology from the Albany Medical College in 1985.

     L.M. Stephenson, Ph.D., age 60, is a member of our board of directors and has been a member of the board of directors of our subsidiary Bioral Nutrient Delivery, LLC since its formation on January 8, 2003. In May of 2003, Dr. Stephenson was appointed President of the Drexel Research Foundation, a 501(c)(3) that will manage the research programs of Drexel University and the Drexel College of Medicine (formerly the Medical College of Pennsylvania and Hahnemann Medical School). Within Drexel, he is also the Vice Provost for
Research, Dean for Graduate Policy, and Professor of Chemistry. Prior to this appointment, and since 1995, Dr. Stephenson was affiliated with the University Of Medicine and Dentistry of New Jersey, most recently as the Vice President for Research. Dr. Stephenson is a graduate of the University of North Carolina where he earned a BS in chemistry and was awarded the Venable Medal as the outstanding senior in chemistry. Dr. Stephenson earned his Ph.D. in chemistry from the California Institute of Technology where he earned the Kodak Prize for outstanding chemistry graduate student and was an NSF Predoctoral Fellow. Additionally, Dr. Stephenson was a Research Fellow at Harvard University. Dr. Stephenson also serves on the board of directors of the following institutions:
Kessler Medical Rehabilitation & Research Corporation, and the Henry H. Kessler Foundation (both non-profits), and three for-profit start up ventures: PTC Therapeutics, a company seeking small molecule drugs that target RNA processing; HMGene, a company seeking to exploit the discovery of a novel gene and protein affecting abnormal cellular proliferation, and MedTower, an internet based medical knowledge management company. Dr. Stephenson's address is 73 Rockburn Pass, West Milford, NJ 07480.

     William B. Stone, age 60, is a member of our board of directors. For thirty years, until his retirement in October 2000, Mr. Stone was continuously employed by Mallinckrodt Inc. For the last twenty years of his career, he held positions of Vice President and Corporate Controller and Vice President and CIO for 16 years and 4 years, respectively. Mr. Stone is a graduate of the University of Missouri-Columbia where he earned BS and MA degrees in accounting, and is a Certified Public Accountant.

     James R. Butler, age 62, is a member of our board of directors. He is currently a director of Durect Corporation and has served in this capacity since July 1999. Mr. Butler is retired from ALZA Corporation where the last position he held was President of Alza International and from which he retired in June 2001. Mr. Butler was employed at Alza from August 1993 to June 2001. Prior to that, Mr. Butler worked at Glaxo Inc. for 23 years where the last position he held was Vice President--General Manager of Corporate Division. He is currently on the board of directors of Hematrope Pharmaceuticals and is the Chairman of the board of directors of Respirics, Inc. In addition, he is also a Senior Advisor/Principal to Apothogen, Inc., which is a start-up company funded by J.P. Morgan Partners, as well as Pharmaceutical Products Development, Inc. Mr. Butler is on the Pharmacy School Board at the University of Florida and is on the Board of Advisors at Campbell University, North Carolina. Mr. Butler is also a principal in a start-up pharmaceutical company called Apothogen Pharmaceuticals. Mr. Butler earned a B.S. in marketing at the University of Florida.

     John J. Shea, age 76, is a member of our board of directors. He is currently the head of his own firm of John J. Shea & Associates and a Quality Systems Associate with Quintiles Consulting, a division of The Lewin Group, Inc. .. Mr. Shea has been employed at John J. Shea Associates since 1989. Mr. Shea has also served in the capacity of Director of Quality Assurance, which is responsible for the implementation of quality assurance procedures in a number of public and private companies. From 1987-1989, he served as Director of Quality Assurance at NeoRx Corporation. Mr. Shea was also the Director of Corporate Quality Assurance at Hexcel Corporation from 1980-1987. Mr. Shea has also served as the quality assurance person for other companies including, Teledyne Relays, Ortho Diagnostics, Inc. and Bio Reagents & Diagnostics, Inc. Mr. Shea earned a B.S. in Chemistry at Bethany College.

     Robert G.L. Shorr, Ph.D., age 49, is a member of our board of directors. He is currently President and CEO of Cornerstone Pharmaceuticals, a company focused on novel tumor targeting drug delivery and novel anticancer agent technologies. He is also on the faculty of State University of New York (SUNY) Stony Brook Department of Biomedical Engineering where he serves as the Director of Business Development for the Center for Advanced Technology State University of New York at Stony Brook. He has served in that position since October 1998. As Director of Business Development for the State University of New York at Stony Brook Center for Biotechnology, Dr. Shorr has been responsible for working with faculty and the university technology transfer office to establish grant funded entrepreneurial programs for promising commercializable technology. From 1991 to 1998, Dr. Shorr served as Vice President Science and Technology and as Vice President for Research and Development at Enzon Inc., a public company. Among his many accomplishments, Dr. Shorr was responsible for management of the co-development with Schering Plough of the product PEG INTRON A, which is now approved in the US and Europe. Dr. Shorr also served as chief scientist for another public company, United Therapeutics, Inc. since 1998 and continues to be a consultant. Dr. Shorr was also Associate Director for Molecular Pharmacology at SmithKline and French Upper Marion, PA; working under the direction of Stanley T. Crooke, M.D., Ph.D. and President of World Wide Research and Development. Dr. Shorr received his B.S. in Biology from the State University of New York (Buffalo) in 1975, his D.I.C. from Imperial College of Science & Technology in London, England in 1982, and his Ph.D., in Biochemistry from the University of London in 1981.

     Alan Pearce, age 54, is a member of our board of directors. He is currently Senior Vice President, Financial Services of McKesson Corporation. McKesson Corporation, a Fortune 50 company, is the leading provider of supply, information and care management products and services designed to reduce costs and improve quality across healthcare. Mr. Pearce has held his current position since April 1999. Prior to this date he was treasurer of McKesson Corporation. Mr. Pearce is a graduate of Georgia Institute of Technology , where he earned a BS in Industrial Management and University of Texas, where he earned his MBA in finance.

Certain Relationships and Related Transactions

     The above-named directors and executive officers have indicated that neither they nor any of their respective affiliates has any relationship with the Company that is required to be disclosed pursuant to Item 404 of Regulation S-B promulgated under the Securities Exchange Act of 1934, as amended, except for the transactions set forth below.

     Dr. Francis O'Donnell and Donald Ferguson had personally guaranteed a line of credit up to $1,050,000 with a bank and other liabilities for our benefit at a rate of prime plus 2% of which $850,000 matured in May 2002 but was deferred pending the completion of our public offering. The line of credit was paid off with proceeds from the offering.

     During 2001, the Company entered into agreements with RetinaPharma, Inc. and Tatton Technology LLC, biotechnology companies which are developing nutriceutical neuroprotective therapies for treating neurodegenerative disease such as macular degeneration and Parkinson's disease. To the extent that such products utilize Bioral Cochleate Technology encapsulation, we will support product development and will share in thirty percent (30%) of any profits from such sales of Bioral encapsulated products. One of our stockholders, Hopkins Capital Group II, LLC, a member of our management and a Nominee, Dr. Francis E. O'Donnell, Jr., are affiliated as stockholders or member of the management of both RetinaPharma, Inc and Tatton Technology, LLC.

     During 2001, the Company entered into an agreement with Biotech Specialty Partners, LLC, an early-stage alliance of biotechnology and specialty pharmaceutical companies. Under this agreement, Biotech Specialty Partners, LLC will serve as a nonexclusive distributor of our Bioral products in consideration of a ten (10%) discount to the wholesale price, which we believe, is commercially reasonable. One of the Company's stockholders, Hopkins Capital Group II, LLC, a member of the Company's management and a Nominee, Dr. Francis
E. O'Donnell, Jr., is affiliated as stockholder or member of the management of Biotech Specialty Partners, LLC.

     We have also entered into a letter agreement with BioKeys Pharmaceutical, Inc, a biotechnology company, which is developing several potential products which are vaccine based. To the extent that BioKeys Pharmaceutical, Inc. utilizes our BioralTM drug delivery technology, we will earn a flat royalty which we will negotiate and be approved by our independent audit committee. Regent Court Technologies LLC, which is affiliated with one of our stockholders, and Dr. Francis E. O'Donnell, our CEO and a director, and Donald L. Ferguson, our senior executive vice-president, are affiliated as stockholders, and Dr. O'Donnell is a member of the board of directors, of BioKeys Pharmaceutical, Inc. We had also received a $35,000 loan from BioKeys Pharmaceutical, Inc. to begin research on their products using our technology. The loan was in the form of a demand note with an interest rate of 1% plus prime. The loan has been repaid.

     Mr. James McNulty, our current Secretary, Treasurer and part-time Chief Financial Officer, is also the Chief Financial Officer of The Hopkins Capital Group II, LLC, which is affiliated with Dr. Francis E. O'Donnell, our president and CEO.

     On July 19, 2002, we issued Ellenoff Grossman & Schole LLP, our outside legal counsel, 25,000 options to purchase shares of our common stock at $7.00 per share. Ellenoff Grossman & Schole LLP is also counsel to our subsidiary, Bioral Nutrient Delivery, LLC. In connection with the formation of Bioral Nutrient Delivery, LLC, Ellenoff Grossman & Schole LLP received 37,500 Class B Membership Shares of Bioral Nutrient Delivery, LLC.

     Samuel S. Duffey, Esq., through Friday Harbour, LLC, a Florida limited liability company owned with his spouse, owns 74,371 shares of our common stock. An aggregate of 51,487 additional shares are owned by trusts for the benefit of Mr. Duffey's adult children. Mr. Duffey is a partner in Duffey & Dolan, P.A., which provides legal services to us, and Friday Harbour, LLC, which provides consulting services to us and Hopkins Capital Group, LLC.

     In 2001, we settled litigation commenced against BioDelivery Sciences, Inc., our predecessor company, by Irving A. Berstein and certain of his family members and affiliates. Mr. Berstein was a stockholder, and former officer and director of BioDelivery Sciences, Inc. The settlement required that we pay $150,000 in cash and $125,000 by promissory note, which was satisfied in full out of the proceeds of our public offering. At the same time, we purchased the shares of BioDelivery Sciences, Inc. owned by these stockholders for $500,000 which was paid $200,000 in cash and $300,000 by promissory note which was satisfied in full out of the proceeds of our public offering.

     In December 2001, we exchanged 447,391 shares of our stock for 1,470,000 shares of BioDelivery Sciences, Inc. redeemable common stock. Drs. Raphael J. Mannino and Susan Gould-Fogerite, officers of the company, and Leila Zarif, a former officer of the company, principally owned those BioDelivery Sciences Inc. shares. In connection with this exchange, we removed certain restrictions, put rights with respect to those shares and forgave loans of approximately $320,000 that were secured by the BioDelivery Sciences Inc. shares. In connection with forgiveness of the notes, we provided Drs. Raphael J. Mannino and Susan Gould-Fogerite with approximately $200,000 for compensation for their tax liability. Due to the variable nature of the underlying stock award, we recognized compensation expense totaling $2,140,000 in 2001. This compensation expense does not include any amount with respect to the forgiveness of loans.

     During 2002, we also issued an additional 75,000 options to purchase our common stock to each of the University of Medicine and Dentistry of New Jersey and Albany Medical College in connection with the amendment of our license agreement with such institutions. As a matter of corporate governance policy, we have not and will not make loans to officers or loan guarantees available to "promoters" as that term is commonly understood by the SEC and state securities authorities.

     We believe that the terms of the above transactions with affiliates were as favorable to us or our affiliates as those generally available from unaffiliated third parities. At the time of the above referenced transactions, we did not have sufficient disinterested directors to ratify or approve the transactions; however, the present board of directors includes four independent directors. These independent directors are William Stone, James Butler, John Shea, Robert Shorr and Alan Pearce.

     All future transactions between us and our officers, directors or five percent stockholders, and respective affiliates will be on terms no less favorable than could be obtained from unaffiliated third parties and will be approved by a majority of our independent directors who do not have an interest in the transactions and who had access, at our expense, to our legal counsel or independent legal counsel. We intend to maintain at least two independent members on our board of directors.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers and persons who beneficially own more than 10% of our common stock (referred to herein as the "reporting persons") file with the Securities and Exchange Commission various reports as to their ownership of and activities relating to our common stock. Such reporting persons are required by Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file. Based solely upon a review of copies of Section 16(a) reports and representations received by us from reporting persons, and without conducting any independent investigation of our own, in 2002, all Forms 3, 4 and 5 were timely filed with the Securities and Exchange Commission by such reporting persons, except for John J. Shea, a director, who was granted 25,000 options to purchase our common stock in March 2002 upon his appointment to our board of directors.


Meetings of the Board of Directors

     The Company's board of directors met in person three times last year and also acted by unanimous written consent. All directors participated in the meetings and each director was present at 75% or more of the board of directors meetings held during such director's tenure as a member of the board of directors.

Committees of the Board of Directors

     The board of directors has an audit committee, comprised of William B. Stone, James R. Butler and Alan Pearce, all of whom are independent directors as defined by the rules of the National Association of Securities Dealers ("NASD"). Mr. Stone serves as chairman of the committee. The board of directors also has a compensation committee, which, either alone or in conjunction with the full board, as the case may be, reviews and recommends the compensation arrangements for our management. The members of the compensation committee are Dr. Francis E O'Donnell, Jr., L.M. Stephenson and William B. Stone. There are no other board of directors committees at this time.

     The audit committee met ten times last year. Each member of the audit committee was present at 75% or more of the audit committee meetings held during such director's tenure as a member of the audit committee. The audit committee oversees the Company's corporate accounting, financial reporting practices and the audits of financial statements. For this purpose, the audit committee performs several functions. The audit committee evaluates the performance of, and assesses the qualifications of, the Company's independent auditors, and recommends to the board of directors whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors. The audit committee reviews and approves the engagement of the independent auditors, prior to commencement of such engagement, to perform any proposed permissible services. The audit committee monitors the rotation of partners of the independent auditors on the Company engagement team as required by law. The audit committee reviews the financial statements to be included in the Company's Annual Report on Form 10-KSB and discusses with management and the independent auditors the results of the annual audit and the Company's quarterly financial statements. In addition, the audit committee oversees all aspects of the Company's corporate governance functions on behalf of the board. The audit committee provides oversight assistance in connection with legal and ethical compliance programs established by management and the board, and makes recommendations to the board of directors regarding corporate governance issues and policy decisions.

                            Audit Committee Report *


     The audit committee of the board of directors (the "Committee") is composed of three directors: William B. Stone, James R. Butler and Alan Pearce, each of whom is "independent" as defined by the rules of the National Association of Securities Dealers. Mr. Stone serves as chairman of the committee. The board of directors has adopted a written Audit Committee Charter, a copy of which is attached hereto as Appendix A.

     Management is responsible for the Company's financial statements, financial reporting process and systems of internal controls. The Company's independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with auditing standards generally accepted in the United States and for issuing a report thereon. The Committee's responsibility is to oversee all aspects the financial reporting process on behalf of the board of directors. The responsibilities of the Committee also include recommending to the board of directors an accounting firm to be engaged as the Company's independent auditors.

     The Committee discussed with the Company's independent auditors, with and without management present, such auditors' judgments as to the quality, not just acceptability, of the Company's accounting principles, along with such additional matters required to be discussed under the Statement on Auditing Standards No. 61, "Communication with Audit Committees." The Committee has discussed with the independent auditors the auditors' independence from the Company and its management, including the written disclosures and the letter submitted to the Committee by the independent auditors as required by the Independent Standards Board Standard No. 1, "Independence Discussions with Audit Committees."

     In reliance on such discussions with management and the independent auditors, review of the representations of management and review of the report of the independent auditors to the Committee, the Committee recommended (and the board of directors approved) that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended
December 31, 2002. The Committee and the board of directors have also, respectively, recommended and approved the selection of the Company's current independent auditors, which approval is subject to ratification by the Company's stockholders.

Audit Committee of the Board of Directors

/s/ William B. Stone
/s/ James R. Butler
/s/ Alan Pearce



--------

* The information contained in this Audit Committee Report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act or the Securities Exchange Act.

Compensation of Directors and Executive Officers

     Directors receive options to purchase 20,000 shares of common stock, at the then current market price, for every year of service to the Company. The following table provides the information required under Item 402 of Regulation S-B with respect to executive compensation.

                                                    SUMMARY COMPENSATION TABLE*

                                                                                    Long Term Compensation
                                                                               --------------------------------
                                                     Annual Compensation(1)            Awards                  Payouts
                                                 ------------------------------ ----------------------- -------------------------
            (a)                          (b)        (c)      (d)       (e)      (f)         (g)        (h)          (i)
                                                                      Other   Restricted  Securities
                                                                      Annual     Stock    Underlying    LTIP       All Other
Name and Principal Position             Year      Salary    Bonus     Compen-   Award(s)  Options/SARs  Payouts  Compensation(2)
------------------------------------    ----     --------  -------    sation   --------- ------------- --------- ---------------
                                                                      -------
                                                   ($)       ($)        ($)       ($)         (#)        ($)          ($)
Francis E. O'Donnell, Jr., M.D.         2002    $ 112,500    --          --       --         61,991      --               --
CEO, President and Chairman             2001           --    --          --       --          8,009      --               --
709 The Hampton Lane                    2000           --    --          --       --             --      --               --
Chesterfield, MO 63017

James A. McNulty, CFO, Secretary and    2002    $ 170,922 $35,000        --       --             --      --               --
Treasurer                               2001       40,000    --          --       --             --      --               --
4419 W. Sevilla Street                  2000           --    --          --       --             --      --               --
Tampa, Florida 33629

Donald L. Ferguson,
Senior Executive Vice President         2002           --    --          --       --             --      --               --
Land Dynamics, Inc.                     2001           --    --          --       --        274,600      --               --
11719 Old Ballas Road, Suite 110        2000           --    --          --       --             --      --               --
St. Louis, MO 63141

Raphael J. Mannino, Ph.D.(3),           2002    $  91,500    --          --       --         35,423      --         $     --
Executive Vice President,               2001       83,650    --          --       --         96,110      --          726,957
Chief Scientific Officer                2000       64,800    --          --       --             --      --               --
UMDNJ New Jersey Medical School
185 South Orange Avenue, Building 4
Newark, NJ 07103

Susan Gould-Fogerite, Ph.D.(4),         2002    $  46,660    --          --       --             --      --         $     --
Vice President and Director of          2001    $  40,800    --          --       --         34,324      --          581,564
Innovation                              2000    $  40,800    --          --       --             --      --               --
and Discovery
UMDNJ New Jersey Medical School
185 South Orange Avenue, Building 4
Newark, NJ 07103

-------------------------
* Salary reflects total compensation paid to these executives (pre-merger and post-merger with BioDelivery Sciences, Inc. during these periods).

(1) The annual amount of perquisites and other personal benefits, if any, did not exceed the lesser of $50,000 or 10% of the total annual salary reported for each named executive officer and has therefore been omitted.

(2) Reflects the increase in value of the permanent discount stock (a variable award) and the compensation expense recorded by us as a result of the agreement to remove the permanent discount and put rights. The compensation amounts listed in column (i) are non-cash items and reflect accounting adjustments.

(3) Excludes $30,930, which funds were reimbursed by us to the University of Medicine and Dentistry of New Jersey during 2002 (pursuant to a contractual arrangement) for services rendered by Dr. Mannino to such university.

(4) Excludes $31,797, which funds were reimbursed by us during 2002 to the University of Medicine and Dentistry of New Jersey during 2002 (pursuant to a contractual arrangement) for services rendered by Dr. Gould-Fogerite to such university.

Option Grants During Year Ended December 31, 2002

                                                                       Potential Realizable Value at Assumed Annual Rates
                                        Individual Grants                  of Stock Price Appreciation for Option Term
                                        -----------------                  -------------------------------------------
              (a)                        (b)       (c)           (d)                 (e)                (f)         (g)
                                                 Percent of
                                      Number of     Total
                                     Securities Options/SARs Exercise
                                     Underlying  Granted to   or Base
                                    Options/SARsEmployees in   Price
Name                                 Granted(#)  Fiscal Year  ($/Sh)           Expiration Date         5%($)      10%($)
----                                 ----------  -----------  ------           ---------------         -----      ------
Francis E. O'Donnell, Jr. M.D......    26,991     27.71%      $   5.50             March 5, 2007   $   41,014  $   90,631
                                       35,000     35.93%      $   1.70        September 25, 2007   $   16,439  $   36,325

Raphael J. Mannino, Ph.D...........    15,423     15.83%      $   5.50             March 5, 2007   $   23,436  $   51,787
                                       20,000     20.53%      $   1.70        September 25, 2007   $    9,394  $   20,757

James A. McNulty...................      ----       ----          ----                      ----         ----        ----

Donald L. Ferguson.................      ----       ----          ----                      ----         ----        ----

Susan Gould-Fogerite, Ph.D.........      ----       ----          ----                      ----         ----        ----

Aggregated Option Exercises in Last Fiscal year and Fiscal Year-End Option Values

No options were exercised during the fiscal year-end December 31, 2002.





                  [remainder of page intentionally left blank]



                                       12



                                   AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                                               AND FY-END OPTION/SAR VALUES

                                                                                           Number of         Value of
                                                                                          Securities        Unexercised
                                                                                          Underlying       Unexercisable
                                                                                          Unexercised      In-The-Money
                                                                                        Options/SARs At   Options/SARs At
                                                         Shares                       Fiscal Year-End(#) Fiscal Year-End($)
                                                       Acquired On         Value          Exercisable       Exercisable
Name and Principal Position                            Exercise(#)      Realized($)      Unexercisable     Unexercisable
---------------------------                            -----------      -----------      -------------     -------------
             (a)                                           (b)              (c)               (d)              (e)

Francis E. O'Donnell, Jr., M.D..........                   --               --                --               --
CEO, President and Chairman
709 The Hampton Lane
Chesterfield, MO 63017

James A. McNulty, CFO...................                   --               --                --               --
Secretary and Treasurer
4419 W. Sevilla Street
Tampa, Florida 33629

Donald L. Ferguson......................                   --               --                --               --
Senior Executive Vice President
Land Dynamics, Inc.
11719 Old Ballas Road, Suite 110
St. Louis, MO 63141

Raphael J. Mannino, Ph.D................                   --               --                --               --
Executive Vice President,
Chief Scientific Officer
UMDNJ New Jersey Medical School
185 South Orange Avenue, Building 4
Newark, NJ 07103

Susan Gould-Fogerite, Ph.D..............                   --               --                --               --
Vice President and Director of
Innovation and Discovery
UMDNJ New Jersey Medical School
185 South Orange Avenue, Building 4
Newark, NJ 07103

Employment Agreements

     Except for Dr. Francis E. O'Donnell, Mr. James McNulty, Dr. Susan Gould-Fogerite and Dr. Rafael Mannino, we currently have no written employment agreements with any of our officers, directors, or key employees. We may elect to pursue obtaining employment agreements with certain of these individuals at some point in the future. All directors and officers have executed confidentiality and non-compete agreements with us.

     Under our employment arrangements, our officers received the following annualized salaries and other benefits in 2002:

(i) Dr. O'Donnell, President, CEO and Chairman -- On March 29, 2002, Dr. O'Donnell executed an employment agreement to be our full-time President and CEO at an annual salary of $150,000. Dr. O'Donnell's term of employment shall be no longer than three years or until another CEO candidate is appointed.

(ii) James A. McNulty, CFO, Secretary and Treasurer -- Although he is a part-time CFO, he has an employment agreement with us (which was amended on August 31, 2002) for a base salary of $185,000, which terminates on August 31, 2005. Under the terms of this agreement, he is also entitled to the following benefits: medical, dental and disability and 401(k).

(iii)Donald Ferguson, Senior Executive Vice President -- Receives no salary and no benefits.

(iv) Dr. Raphael Mannino, Ph.D., Executive Vice President, and Chief Scientific Officer -- On September 1, 2002, Dr. Mannino executed an employment agreement with us at an annual salary of $210,000. Such agreement terminates on September 1, 2005. Under the terms of this agreement, he is also entitled to the following benefits: medical, dental and disability and 401(k).

(v) Dr. Susan Gould-Fogerite, Vice President and Director of Innovation and Discovery -- On August 31, 2002, Dr. Gould-Fogerite executed an employment agreement with us at an annual salary of $146,030. Such agreement terminates on August 31, 2005. Under the terms of this agreement, she is also entitled to the following benefits: medical, dental and disability and 401(k).

     Drs. Raphael Maninno and Susan Gould-Fogerite had outstanding debt payable to us, which was incurred with their purchase of stock of BioDelivery Sciences, Inc. in 1999. Simultaneously with the closing of our public offering in June, 2002, we forgave those notes and provided these same individuals with a total of approximately $200,000 as compensation for their tax liability.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS  RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF; FRANCIS
E. O'DONNELL, JR., M.D.; RAPHAEL J. MANNINO, PH.D.; L.M. STEPHENSON, PH.D.; WILLIAM B. STONE; JAMES R. BUTLER; JOHN J. SHEA; ROBERT G.L. SHORR AND ALAN PEARCE TO SERVE ON THE COMPANY'S BOARD OF DIRECTORS UNTIL THE 2004 ANNUAL MEETING OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED.

                                   PROPOSAL 2

                        APPROVAL OF AMENDED AND RESTATED
                               2001 INCENTIVE PLAN

Introduction

     At a special meeting, held on January 31, 2003, the board of directors of the Company unanimously approved the amendment and restatement of the Company's 2001 Incentive Plan (the "2001 Plan"), subject to stockholder approval. The amendment and restatement of the plan is intended to increase the amount of shares authorized under the plan to 2,100,000. The Amended and Restated 2001 Incentive Plan is attached hereto as Annex A.

Purpose of the 2001 Plan

     The purposes of the 2001 Plan are: (i) to align the interests of the Company's stockholder and recipients of grants under the 2001 Plan by increasing the proprietary interest of such recipients in the Company's growth and success, and (ii) to advance the interests of the Company by providing additional incentives to officers, key employees and well-qualified non-employee directors and consultants who provide services to the Company, who are responsible for management and growth of the Company, or otherwise contribute to the conduct and direction of its business, operations and affairs.

Description of the 2001 Plan

     The 2001 Plan, as amended, covers a total of 2,100,000 shares of common stock. Options may be awarded during the ten-year term of the 2001 Plan to employees of the Company (including employees who are directors), consultants who are not employees and other affiliates of the Company as defined below. The 2001 Plan provides for the grant of options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") ("Incentive Stock Options"), options which are not Incentive Stock Options ("Non-Statutory Stock Options") and restricted shares of common stock.

     Only qualified employees of the Company or its subsidiaries (currently approximately 16 persons) may be granted Incentive Stock Options. Affiliates of the Company, defined as employees of the Company, members of the Company's board of directors, or persons associated with the Company in such other capacity or relationship such as consultants or others as may be permitted by the board of directors, may be granted Non-Statutory Stock Options or restricted shares.

     The board of directors will administer the 2001 Plan, select the persons to whom options or restricted stock are granted and fix the terms of any options granted under the plan.

     The exercise date of an option granted under the 2001 Plan will be fixed by the board of directors, but may not be later than ten years from the date of grant. Options may be exercised in such installments as are fixed by the board of directors.

     Options issued under the 2001 Plan will not be transferable other than by will or the laws of descent and distribution, although they may be exercised during the grantee's lifetime by his/her legal representative if he/she becomes incapacitated. All options must be exercised within three months (3) after termination of the grantee's affiliation with the Company, except that Non-Statutory Stock Options shall remain outstanding: (i) for their entire term
(A) following termination due to death or (B) with respect options held by a director who retires in good standing, and (ii) for a period of one year following termination due to permanent disability.

     The exercise price of Incentive Stock Options granted under the 2001 Plan must be at least equal to the fair market value of the Common Stock, as determined by the board of directors, on the date of grant. Non-Statutory Stock Options may be granted at exercise prices not less than 100% of the fair market value of the Common Stock on the date of the grant. In the case of options granted to an employee who at the time of grant possessed more than 10% of the total combined voting power of all classes of stock of the Company, in the case of Incentive Stock Options and Non-Statutory Stock Options the exercise price must be at least 110% of the fair market value of the common stock on the date of the grant. The board of directors is authorized to determine, in its discretion, the exercise price of other options, including any options that may be regranted to employees after their original grant has lapsed unexercised.

     The 2001 Plan provides for automatic adjustment to the number of shares of Common Stock issuable upon exercise of options granted under the 2001 Plan to reflect stock dividends, stock splits, reorganizations, mergers and various other transactions occurring after the date of grant. Payment for shares purchased upon exercise of an option must be made in cash or, at the board of directors' discretion, by delivery of shares of Common Stock of the Company, or by a combination of such methods.

     The Company's board of directors may at any time amend or revise the terms of the 2001 Plan, except that no such amendment or revision may be made without the approval of the holders of a majority of the Company's outstanding capital stock, voting together as a single class, if such amendment or revision would
(a) increase the number of shares which may be issued under the 2001 Plan (other than changes in capitalization), (b) increase the maximum term of options, (c) decrease the minimum option price, (d) permit the granting of options to anyone not included within the 2001 Plan's eligible categories, (e) extend the term of the 2001 Plan or (f) materially increase the benefits accruing to eligible individuals under the 2001 Plan.

     The 2001 Plan contains the following terms and conditions required in order to permit treatment of the options granted thereunder as incentive stock options: (i) all incentive stock options must be expressly designated as such at the time of grant and (ii) if any person to whom an incentive stock option is granted owns, at the time of the grant of such option, Common Stock possessing more than 10% of the combined voting power of all classes of the Company, then
(a) the purchase price per share of the Common Stock subject to such option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant and (b) the exercise period shall not exceed five years from the date of grant.

     Directors are eligible to participate in the 2001 Plan. The 2001 Plan provides for an initial grant of an option to purchase 20,000 shares of Common Stock to each director upon first joining the board of directors and subsequent grants of options to purchase 20,000 shares upon each anniversary of such director's appointment. Directors are granted 5,000 options for each committee membership and an additional 10,000 options for each committee chairmanship, per year of service on such committee. Such options are granted at an exercise price equal to the fair market value of the Common Stock on the grant date and fully vest following one year of service after the date of grant.

Federal Income Tax Consequences

     Incentive Stock Options. In general, a participant will not recognize taxable income upon the grant or exercise of an Incentive Stock Option. Instead, a participant will recognize taxable income with respect to an Incentive Stock Option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an Incentive Stock Option, however, may subject the participant to the alternative minimum tax.

     Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the Participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

     If the participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then any gain will be treated as ordinary compensation income to the extent that it does not exceed the gain that the participant would have realized had he sold the shares immediately upon exercise of the option and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

     If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

     Nonqualified Stock Options. A participant will not recognize taxable income upon the grant of a Non-Statutory Stock Options. A participant who exercises a Non-Statutory Stock Options, generally, will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

     With respect to any NSO Stock, a participant will have taxable income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

     Tax Consequences to the Company. The Company will be entitled to a deduction in connection with a grant of a stock option only in the event and to the extent ordinary income is recognized by the participant. Any such deduction will be allowed to the Company for its taxable year within which ends the taxable year in which the participant's recognition of ordinary income occurs. Any such deduction will be subject to the limitations of Section 162(m) of the Internal Revenue Code.

     Once income associated with such a grant is recognizable to a participant for Federal income tax purposes, the participant must either pay to the Company an amount sufficient to satisfy any federal, state and local taxes required to be withheld or make alternative arrangements acceptable to the Company.

     The foregoing summary is not a complete description of all tax aspects of the 2001 Plan. The foregoing relates only to Federal income taxes; there may be other Federal tax consequences associated with the 2001 Plan, as well as foreign, state and local tax consequences.

Plan Benefits Table

     The following table provides the benefits or amounts that will be received by each of the following under the plan being acted upon.

-------------------------------------------------------------------------------------------------------------------
                   BioDelivery Sciences International, Inc. Amended and Restated 2001 Incentive Plan
-------------------------------------------------------------------------------------------------------------------
                Name and Position                         Fair Value of Options          Number of Shares of Common
                                                        (Black Scholes valuation)         Stock Underlying Options
-------------------------------------------------- ------------------------------------- --------------------------
Francis E. O'Donnell, Jr., M.D., President,                    $121,957.71                         70,000
Chief Executive Officer, Chairman and Director.
-------------------------------------------------- ------------------------------------- --------------------------
Raphael J. Mannino, Ph.D., Executive Vice                      $240,954.94                         131,533
President, Chief Scientific Officer and Director
-------------------------------------------------- ------------------------------------- --------------------------
Susan Gould-Fogerite, Ph.D., Vice President and                $ 35,364.88                         34,324
Director of Innovation and Discovery
-------------------------------------------------- ------------------------------------- --------------------------
Donald L. Ferguson, Senior Executive Vice                      $282,927.25                         274,600
President
-------------------------------------------------- ------------------------------------- --------------------------
Executive Group                                                $681,204.78                         510,457
-------------------------------------------------- ------------------------------------- --------------------------
Non-Executive Director Group                                   $333,812.73                         230,000
-------------------------------------------------- ------------------------------------- --------------------------
Non-Executive Employee Group                                   $      0.00                               0
-------------------------------------------------- ------------------------------------- --------------------------

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDED AND RESTATED 2001 INCENTIVE PLAN.

                                   PROPOSAL 3

                        RATIFICATION OF THE ISSUANCE OF
                    QUALIFIED AND NON-QUALIFIED STOCK OPTIONS

     Since January of 2000, options to purchase a total of 1,318,936 shares of our common stock have been granted to board members, officers, members of our Scientific Advisory Board, consultants and outside parties.

     In 2001 options to purchase 572,082 shares (post split) of our common stock were granted, subject to stockholder approval. These issuances were ratified at our 2001 annual meeting. Of that quantity, 27,460 options were granted to four members of our Board of Directors: Francis E. O'Donnell, Raphael J. Mannino, L.M. Stephenson and William B. Stone, in partial fulfillment of their initial grants for service on our board of directors. Another 89,928 options were granted to four consultants: James Oleske, Tom Denny, Catherine Gidlow, and Gary Wesolowski for their services to the Company. A total of 386,044 options were granted to three of our officers: Raphael J. Mannino, Susan Gould-Fogerite, and Donald L. Ferguson in connection with their employment services. Of the original number of options ratified, 68,650 options had been granted to Chris Chapman, who subsequently forfeited his options upon his resignation in February of 2003.

     Subsequent to our 2001 annual meeting, options to purchase 746,854 shares of our common stock were granted, subject to stockholder approval. Of that quantity, a total of 212,540 options have been granted to four members of our Board of Directors: Francis E. O'Donnell, Raphael J. Mannino, L.M. Stephenson and William B. Stone for participation on the board of directors. Another 100,000 options were granted to James R. Butler, Robert G. L. Shorr, Alan Pearce and John Shea upon their appointment to our board of directors. An additional 14,412 options were granted to Raphael J. Mannino in partial fulfillment of his initial grant for serving on the board of directors, and 60,000 options were granted to Raphael J. Mannino as a bonus.

     David Perlin, Floyd Chilton, Gerald Mandell, James Oleske, Leo Whiteside, Ralph Arlinghaus, Susan Bonitz, Mauro Bove and Claudio DeSimmons have each been granted 10,000 options upon their appointment to our Scientific Advisory Board. Albany Medical College and the University of Medicine and Dentistry of New Jersey have each been granted 84,951 options, for a combined total of 169,902 options in consideration in consideration of royalties owed on revenue from licensed patents and/or technologies. Our counsel, Ellenoff Grossman & Schole LLP, was granted 25,000 warrants to purchase common stock as part an agreement for legal representation that we entered into in July of 2002. Leonardo Zangani was granted 30,000 options as part of our consulting agreement with L.G. Zangani, LLC. We awarded David Filer 45,000 stock options in consideration of his consulting services to the Company.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE ISSUANCE OF 746,854 QUALIFED AND NON-QUALIFIED STOCK OPTIONS.

                                   PROPOSAL 4

              RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 2002

     For the 2002 fiscal year, Grant Thornton LLP ("GT") provided audit services which included examination of the Company's annual consolidated financial statements.

     On April 18, 2003, we, with the approval of our audit committee of the board of directors and our full board of directors, dismissed GT as our independent auditors. During the years ended December 31, 2002 and 2001, and the subsequent interim period through April 18, 2003 (the date of GT's dismissal as the Company's independent auditors), GT acted as the independent auditors for the Company and its subsidiary, Bioral Nutrient Delivery, LLC, and, during such period there were no disagreements with GT on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GT, would have caused GT to make a reference to the subject matter of the disagreements in connection with its reports in the financial statements for such years. A representative of GT is not expected to attend the Meeting.

     The independent accountant's report of GT on the Company's consolidated financial statements for the years ended December 31, 2002 and 2001 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     GT has advised the audit committee and management that it noted a lack of segregation of accounting and financial reporting duties as a result of the Company's small size, which condition GT considered to be reportable under standards established by the American Institute of Certified Public Accountants. The Company believes this matter is not reportable under Regulation S-B since, among other factors, the noted issue did not preclude the Company from
developing    reliable   financial    statements   as   contemplated   by   Item
304(a)(1)(iv)(B)(1) of Regulation S-B. The Company voluntarily made the foregoing disclosure, however, in its Current Report on Form 8-K, dated April 18, 2003 and filed on April 25, 2003, as an accommodation to its former independent auditors. The Company has taken GT's notation under advisement but believes its internal accounting controls are in compliance with applicable accounting standards, rules and regulations. The Company will continue to monitor and assess the costs and benefits of additional staffing in the accounting area in conjunction with its newly appointed independent auditors, Aidman, Piser & Company, P.A. (see PROPOSAL 5 below). The Company has authorized GT to respond fully to the inquiries of Aidman Piser concerning the lack of segregation of accounting and financial reporting duties as a result of the Company's small size.

     The following fees were incurred by the Company for the services of Grant Thornton LLP in fiscal 2002 and 2001.

                                   2001            2002
                                ---------------------------
         Audit Fees             $122,995.77     $ 89,243.00
         Audit-Related Fees     $  9,915.00     $107,117.00
         Tax Fees               $ 27,693.80     $ 12,174.00
         All Other Fees         $      0.00     $  7,842.00

     Audit Fees consisted of fees for services rendered to the Company for the audit of the Company's annual financial statements, reviews of the Company's quarterly financial statements and services in connection with statutory or regulatory filings.

     Audit-Related Fees consisted of fees incurred for an audit of the Company's restricted stock plan in fiscal 2001, and fees incurred in connection with the Company's Initial Public Offering in fiscal 2002.

     Tax Fees  consisted  of  services in  connection  with the  preparation  of
federal  and  state  tax  returns  and  advice   regarding   proposed   business
combinations.

     All Other Fees consisted of advice regarding the formation of the Company's subsidiary.

     The audit committee has adopted the following pre-approval policies and procedures pursuant to 17 CFR 210.2-01(c)(7)(i):

     Management requests a budget from the audit firm for the review and audit services to be rendered. After approval by management of the proposed fees schedule, the Audit Committee approves the budgeted fees. From time to time, budgeted fees have been exceeded, but we receive subsequent approval.

     100% of the auditing services, described above, rendered by GT to the Company during fiscal 2001 and 2002 were approved by the audit committee pursuant to 17 CFR 210.2-01(c)(7)(i)(C).


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002.





                  [remainder of page intentionally left blank]

                                   PROPOSAL 5


           RATIFICATION OF THE APPOINTMENT OF AIDMAN, PISER & COMPANY
              AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 2003


     On April 18, 2003, with the approval of the audit committee and the full board of directors of the Company, the firm of Aidman, Piser & Company, P.A. was appointed as the Company's independent auditors.

     A representative of Aidman, Piser & Company, P.A. is expected to attend the Annual Meeting. The representative will be offered the opportunity to make any statements he or she may desire and to respond to appropriate stockholder questions.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF AIDMAN, PISER & COMPANY, P.A. AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2003.





                  [remainder of page intentionally left blank]

                                OTHER INFORMATION

                               Proxy Solicitation

     All costs of solicitation of proxies will be borne by us. In addition to solicitation by mail, our officers and regular employees may solicit proxies personally or by telephone. We do not intend to utilize a paid solicitation agent.

                                     Proxies

     A stockholder may revoke his, her or its proxy at any time prior to its use by giving written notice to our Secretary, by executing a revised proxy at a later date or by attending the Meeting and voting in person. Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of the board of directors.

                     Securities Outstanding; Votes Required

     As of the close of business on June 27, 2003 the record date for the Meeting, there were outstanding 7,085,862 shares of common stock, par value $.001 per share (the "Common Stock") and no shares of preferred stock. Stockholders are entitled to one vote for each share of Common Stock owned. The affirmative vote of a majority of the shares of Common Stock present at the Meeting, in person or by proxy, is required for approval of the proposals. Shares of the Company's Common Stock represented by executed proxies received by the Company will be counted for purposes of establishing a quorum at the Meeting, regardless of how or whether such shares are voted on any specific proposal.

                                 Other Business

     The board of directors knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

   Beneficial Ownership of our Principal Stockholders, Officers and Directors

     The following table sets forth, as of May 1, 2003, certain information as to the stock ownership of each person known by us to own beneficially 5% or more of our outstanding common stock, of each of our named officers and directors who owns any shares and of all officers and directors as a group. In computing the outstanding shares of common stock, we have excluded all shares of common stock subject to options or warrants since they are not currently exercisable or exercisable within 60 days and are therefore not deemed to be outstanding and beneficially owned by the person holding the options or warrants for the purpose of computing the number of shares beneficially owned and the percentage ownership of that person. Unless otherwise indicated, the address for each person listed below is in care of the Company at UMDNJ Medical School 185 South Orange Avenue, Bldg. #4, Newark, New Jersey 07103.




    Name of Beneficial Owner                        Number of Shares            Percentage of Class as of
    ------------------------                    of Common Stock Owned(1)               May 1, 2003
                                                -----------------------                -----------
Hopkins Capital Group II, LLC (2)                        3,111,579                          43.97%

Francis E. O'Donnell, Jr., M.D. (3)                      3,161,922                          44.62%

Pharmaceutical Product Development, Inc. (4)              690,000                           9.74%

Jonnie R. Williams, Sr. (5)                              3,203,112                          45.20%

Dennis Ryll, M.D. (6)                                    3,157,346                          44.56%

Raphael J. Mannino, Ph.D. (7)                             182,609                           2.58%

James A. McNulty (8)                                       76,659                           1.08%

Donald L. Ferguson (9)                                     91,533                           1.30%

Susan Gould-Fogerite, Ph.D. (10)                          152,174                           2.15%

L.M. Stephenson, Ph.D (11)                                  ---                               *

William B. Stone (12)                                       ---                               *

James R. Butler (13)                                        ---                               *

John J. Shea (14)                                           ---                               *

Robert G.L. Shorr (15)                                      ---                               *

Alan Pearce (16)                                            ---                               *

All Directors and Officers as a group
(12 persons)                                             3,664,897                          51.72%
---------------------------------

*    Less than 1%

(1)  Based on 7,085,863 shares of common stock outstanding.

(2) Hopkins Capital Group II, LLC is owned one third by each of: (i) various trusts of the Dr. O'Donnell family; (ii) John R. Williams, Sr. and his family trusts; and (iii) MOAB L.L.C., which is beneficially owned by Dennis Ryll and members of his family.

(3) Per Form 4 filed with the SEC on October 7, 2002. Dr. O'Donnell is our President, Chief Executive Officer, Chairman and a Director. Includes the shares owned by Hopkins Capital Group II, LLC (see Note 2) and 45,767 shares of common stock, owned by his wife, as to which he disclaims beneficial interest of. Does not include options to purchase 8,009 shares of common stock at an exercise price of $3.06 per share, options to purchase 26,991 shares of common stock at an exercise price of $5.50 per share, in each case exercisable in July, 2003 and options to purchase 35,000 shares of common stock at $1.70 per share which are exercisable on September 26, 2004. The remaining 4,576 shares of common stock are owned by Dr. O'Donnell's sister. Dr. O'Donnell's address is 709 The Hampton Lane, Chesterfield MO 63017.

(4)  PPDI's address is 3151 South Seventeenth Street, Wilmington, NC 28412.

(5) Includes the shares owned by Hopkins Capital Group II, LLC (see Note 2) and 45,767 shares of common stock owned by his wife, as to which he disclaims beneficial interest of. The remaining 45,766 shares of common stock are personally owned by Mr. Williams. Mr. William's address is 1 Starwood Lane, Manakin-Sabot, VA 23103.

(6) Includes the shares owned by Hopkins Capital Group II, LLC (see Note 1). The remaining 45,767 shares of common stock are personally owned by Mr. Ryll. Dr. Ryll's address is 1029 Speckledwood, Manor Court, Chesterfield, MO 63017.

(7) Per Form 4 filed with the SEC on October 7, 2002. Dr. Mannino is our Executive Vice President, Chief Scientific Officer and a Director. Does not include options to purchase 45,767 shares of common stock at an exercise price of $3.06 per share vesting in July, 2003, options to purchase 22,883 shares of common stock at an exercise price of $11.80 per share vesting in July, 2003, options to purchase 22,883 shares of common stock at an exercise price of $17.48 per share vesting in July, 2003, options to purchase 20,000 shares of common stock at $1.70 per share which are exercisable on September 26, 2004 or options to purchase 60,000 shares of common stock at $1.63 per share which were granted in January 2003. His address is 36 Meadowview Drive, Annandale, NJ 08801.

(8) Mr. McNulty is our Secretary, Treasurer and Chief Financial Officer. Includes 2,288 shares owned by his wife, as to which he disclaims beneficial interest of. His address is 4419 W. Sevilla Street, Tampa, FL 33629.

(9) Mr. Ferguson is our Senior Executive Vice President. Does not include options to purchase 137,300 shares of common stock at an exercise price of $3.06 per share vesting in July, 2003, options to purchase 68,650 shares of common stock at an exercise price of $11.80 per share vesting in July, 2003 and options to purchase 68,650 shares of common stock at an exercise price of $17.48 per share vesting in July, 2003. Mr. Ferguson's address is 11719 Old Ballas Road, Suite 110, St. Louis, MO 63141.

(10) Dr. Gould-Fogerite is our Vice President and Director of Innovation and Discovery. Does not include options to purchase 17,162 shares of common stock at an exercise price of $3.06 per share vesting in July, 2003, options to purchase 8,581 shares of common stock at an exercise price of $11.80 per share vesting in June 2003, and options to purchase 8,581 shares of common stock at an exercise price of $17.48 per share vesting in July, 2003. Her address is 6 Cynthia Court, Annandale, NJ 08801.

(11) Per Form 4 filed with the SEC on October 11, 2002. Does not include options to purchase 6,865 shares of common stock at an exercise price of $3.06 per share and 23,135 shares of common stock at an exercise price of $5.50 per share exercisable in July, 2003 or options to purchase 20,000 shares of common stock at $1.70 per share which are exercisable on September 26, 2004. Dr. Stephenson's address is 73 Rockburn Pass, West Milford, NJ 07480.

(12) Per Form 4 filed  with  the SEC on  October  11,  2002.  Does not  includes options to purchase 8,009 shares of common stock at an exercise price of $3.06 per share and 26,991 shares of common stock at an exercise price of $5.50 per share exercisable in July, 2003 or options to purchase 35,000 shares of common stock at $1.70 per share which are exercisable on September 26, 2004. Mr. Stone's address is 11120 Geyers Down Lane, Frontenac MO 63131.

(13) Per Form 4 filed with the SEC on October 7, 2002. Does not include options to purchase 30,000 shares of common stock at an exercise price of $5.50 per share exercisable in July, 2003 or options to purchase 25,000 shares of common stock at $1.70 per share which are exercisable on September 26, 2004. Mr. Butler's address is 109 Cutter Court, Ponte Vedra Beach, FL 32082.

(14) Does not include options to purchase 25,000 shares of common stock at an exercise price of $5.50 per share exercisable in July, 2003. Mr. Shea's address is 90 Poteskeet Trail, Kitty Hawk, NC 27949.

(15) Per Form 4 filed with the SEC on October 11, 2002. Does not includes options to purchase 30,000 shares of common stock at an exercise price of $5.50 per share exercisable in July, 2003 or options to purchase 25,000 shares of common stock at $1.70 per share which are exercisable on September 26, 2004. Mr. Shore's address is 28 Brookfall Road, Edison, NJ 08817.

(16) Per Form 3 filed with the SEC on October 11, 2002. Does not include options to purchase 25,000 shares of common stock at $1.70 per share which are exercisable on September 26, 2004. Mr. Pearce's address is c/o McKesson Corporation, One Post Street, San Francisco CA 94104.

   Deadline For Submission of Stockholder Proposals for 2004 Annual Meeting of
                                  Stockholders

     Stockholders may present proposals for inclusion in the 2004 Proxy Statement provided that such proposals are received by the Secretary of the Company in accordance with the time schedules set forth in, and otherwise in compliance with, applicable SEC regulations. Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient, however, the Company will have discretionary authority to include such proposals in the 2004 Proxy Statement.

                             Additional Information

     Accompanying this Proxy Statement is a copy of the Company's Annual Report to Stockholders, which includes the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002. Such Report constitutes the Company's Annual Report to its Stockholders for purposes of Rule 14a-3 under the Securities Exchange Act of 1934. Such Report includes our audited financial statements for the 2002 fiscal year and certain other financial information, which is incorporated by reference herein.

     The Company is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Such reports, proxy statements and other information are available for inspection and copying at the public reference facilities maintained by the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549, and on the Commission's website at www.sec.gov. Copies of such materials may be obtained upon payment of the Commission's customary charges by writing to the Public Reference Section of the Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, DC 20549.

     Stockholders who have questions in regard to any aspect of the matters discussed in this Proxy Statement should contact James McNulty, Chief Financial Officer of the Company, at (813) 864-2562.

                                     Annex A

                    BIODELIVERY SCIENCES INTERNATIONAL, INC.
                    AMENDED AND RESTATED 2001 INCENTIVE PLAN

1. ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

     1.1 ESTABLISHMENT. The BioDelivery Sciences International, Inc. (the "COMPANY") Amended and Restated 2001 Incentive Plan (the "PLAN") is hereby established effective as of July 20, 2001, by adoption of the Board, provided it is approved at the 2003 Annual Meeting of Stockholders of the Company. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event stockholder approval is not obtained.

     1.2 PURPOSE. The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by encouraging and facilitating the ownership of the Company's common stock by persons performing services for the Participating Company Group in order to enhance the ability of the Company to attract, retain and reward such persons and motivate them to contribute to the growth and profitability of the Participating Company Group.

     1.3 TERM OF PLAN. The Plan shall be effective from the date that the Plan is adopted by the Board of Directors of the Company and shall continue in effect thereafter until the earlier of (a) its termination by the Board, or (b) the date on which all of the shares of Stock available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed, or (c) ten (10) years from its effective date. All Options shall be granted, if at all, within ten (10) years from the earlier of the date the Plan is adopted by the Board or the date the Plan is duly approved by the stockholders of the Company.

2. DEFINITIONS AND CONSTRUCTION.

     2.1 DEFINITIONS. Whenever used herein, the following terms shall have their respective meanings set forth below:

     (a) "AWARD" means any award or grant of Restricted Shares or Options under the Plan.

     (b) "BENEFICIARY" means the person, persons, trust, or trusts entitled by will or by the laws of descent, to exercise a Participant's Option or other rights under the Plan after the Participant's death.

     (c) "BOARD" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, the term "BOARD" also means such Committee(s).

     (d) "CHANGE IN CONTROL" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, a "TRANSACTION") wherein the stockholders of the Company, immediately before the Transaction, do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting securities of the Company or, in the case of a Transaction involving the sale, exchange or transfer of all or substantially all of the Company's assets, the corporation or other business entity to which the assets of the Company were transferred (the "TRANSFEREE"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Board shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

     (e) "CODE" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

     (f) "COMMITTEE" means the Compensation Committee or other committee of the Board duly appointed to administer the Plan and having such powers as shall be specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

     (g) "COMPANY" means BioDelivery Sciences International, Inc., a Delaware corporation, or any successor corporation thereto.

     (h) "CONSULTANT" means a person engaged to provide consulting or advisory services (other than as an employee or a director) to a Participating Company.

     (i) "DIRECTOR" means a member of the Board or of the board of directors of any other Participating Company.

     (j) "DISABILITY" means the inability of the Participant to perform the major duties of the Participant's position with the Participating Company Group because of the sickness or injury of the Participant. The Determination of whether or not a Participant is disabled for purposes of this Plan shall be made by, and at the sole discretion of, the Committee.

     (k) "EMPLOYEE" means any person treated as an employee (including an officer or a director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a director nor payment of a director's fee shall alone be sufficient to constitute employment for purposes of the Plan. The Company shall determine in good faith and in the sole exercise of its discretion, whether an individual has become, or has ceased to be, an Employee and the effective date of such individual's employment or termination of employment, as the case may be. For purposes of an individual's rights, if any, under the Plan as of the time of the Company's determination, all such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination.

     (l) "FAIR MARKET VALUE" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse. If the Stock is not trading over a public exchange, the "fair market value" shall take into account the latest private transaction in which the Company sold stock to an informed and willing buyer, if any such transaction exists. If the Stock is listed for trading over a public market, "fair market value" of the Stock on a given day shall be the mean between the highest and lowest quoted selling prices, regular way, of the Stock on the NASDAQ or the exchange on which the Stock is listed, and if no trading occurs on such date, the mean between the highest and lowest prices on the nearest trading day before such date.

     (m) "INCENTIVE STOCK OPTION" means an Option intended to be (as set forth in the Option Agreement), and which qualifies as, an incentive stock option within the meaning of Section 422(b) of the Code.

     (n) "NONQUALIFIED STOCK OPTION" means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

     (o) "OFFICER" means any person designated by the Board as an officer of the Company.

     (p) "OPTION" means a right to purchase Stock pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonqualified Stock Option.

     (q) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions pertaining to the Option granted to the Optionee and to any shares of Stock acquired upon the exercise thereof.

     (r)  "OPTIONEE"  means a  Participant  who  has  been  awarded  one or more
Options.

     (s) An "OWNERSHIP CHANGE EVENT" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party;
(iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

     (t) "PARENT CORPORATION" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

     (u) "PARTICIPANT" means any employee, consultant or director to whom an Award has been made under the Plan.

     (v) "PARTICIPATING COMPANY" means the Company or any Parent Corporation or Subsidiary Corporation.

     (w) "PARTICIPATING COMPANY GROUP" means, at any point in time, all corporations collectively which are then Participating Companies.

     (x) "RESTRICTED SHARES" means shares awarded pursuant to a "RESTRICTED SHARE AGREEMENT" between the Company and Participant setting forth the terms, conditions or restrictions applicable to an Award of shares of Stock under the Plan.

     (y) "SERVICE" means a Participant's employment or service with the Participating Company Group, whether in the capacity of an employee, a director or a consultant. A Participant's Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Participating Company Group or a change in the Participating Company for which the Participant renders such Service, provided that there is no interruption or termination of the Participant's Service. Furthermore, a Participant's Service with the Participating Company Group shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds ninety (90) days, on the ninety-first (91st) day of such leave the Participant's Service shall be deemed to have terminated unless the Participant's right to return to Service with the Participating Company Group is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as service for purposes of determining vesting under the Participant's Option or Restricted Shares Agreement. The Participant's Service shall be deemed to have terminated either upon an actual termination of service or upon the corporation for which the Participant performs services ceasing to be a Participating Company. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant's Service has terminated and the effective date of such termination.

     (z) "STOCK" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2. Such Stock may be unrestricted or, at the sole discretion of the Board, be made subject to restrictions relating to employment and transferability.

     (aa) "SUBSIDIARY CORPORATION" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

     (bb) "TEN PERCENT OWNER OPTIONEE" means an Optionee who, at the time an Option is granted to the Optionee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

     (cc) "VEST" or "VESTING", with respect to Options, means the date, event, or act prior to which an Award is not, in whole or in part, exercisable except at the sole discretion of the Board. With respect to Restricted Shares, "Vest" or "Vesting" shall mean the date, event, or act prior to which an Award is, in whole or in part, forfeitable.

     2.2 CONSTRUCTION. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

3. ADMINISTRATION.

     3.1 ADMINISTRATION BY THE BOARD. The Plan shall be administered by the Board. All questions of interpretation of the Plan or of any Option, Restricted Share, or other right awarded hereunder shall be determined by the Board, and such determinations shall be final and binding upon all persons having an interest in the Plan or in such Option or right.

     3.2 AUTHORITY OF OFFICERS. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of, or which is allocated to, the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

     3.3 POWERS OF THE BOARD. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Board shall have the full and final power and authority, in its discretion to:

     (a) determine the persons to whom, and the time or times at which Awards shall be granted, the types of Awards to be granted, and the number of shares of Stock to be subject to each Award;

     (b) determine the terms, conditions and restrictions applicable to Awards; approve one or more forms of Option, or Restricted Share Agreements;

     (c) amend, modify, extend, cancel or renew any Option or waive any restrictions or conditions applicable to any Option or applicable to any shares of Stock awarded or acquired upon the exercise thereof;

     (d) correct any defect, supply any omission, or reconcile any inconsistency in the and take such other actions with respect to the Plan as the Board may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

4. SHARES SUBJECT TO PLAN.

     4.1 MAXIMUM NUMBER OF SHARES ISSUABLE. Subject to adjustment as provided in
Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be two million one hundred thousand (2,100,000) and shall consist of authorized but unissued or reacquired shares of Stock, treasury shares, or any combination thereof. If an outstanding Option for any reason expires or is terminated or canceled or if shares of Stock are acquired upon the exercise or Award of an Option or Restricted Share Agreement subject to a Company repurchase option and are repurchased by the Company, the shares of Stock allocable to the unexercised portion of such Option or such repurchased shares of Stock shall again be available for issuance under the Plan.

     4.2 ADJUSTMENTS FOR CHANGES IN CAPITAL STRUCTURE. In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, appropriate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Options, in the Share Issuance Limit set forth in Section 4.1, in the exercise price per share of any outstanding Options.

5. ELIGIBILITY AND LIMITATIONS.

     5.1 PERSONS ELIGIBLE. Awards may be granted only to Employees, Consultants, and Directors. For purposes of the foregoing sentence, "Employees," "Consultants", and "Directors" shall include prospective Employees, prospective Consultants, and prospective Directors to whom Options and Restricted Shares may be awarded in connection with written offers of an employment or other service relationship with the Participating Company Group.

     5.2 OPTION AWARD RESTRICTIONS. Any person who is not an Employee on the effective date of the Award of an Option to such person may be awarded only a Nonqualified Stock Option. An Incentive Stock Option awarded to a prospective Employee upon the condition that such person become an Employee shall be deemed granted effective on the date such person commences Service with a Participating Company.

     5.3 FAIR MARKET VALUE LIMITATION. To the extent that Options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by an Optionee for the first time during any calendar year for Stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such Options which exceed such amount shall be treated as Nonqualified Stock Options. For purposes of this Section 5.3, Options designated as Incentive Stock Options shall be taken into account in the order in which they were awarded, and the Fair Market Value of Stock shall be determined as of the time the Option with respect to such Stock was awarded. If the Code is amended to provide for a different limitation from that set forth in this
Section 5.3, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonqualified Stock Option in part by reason of the limitation set forth in this Section 5.3, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

6. TERMS AND CONDITIONS OF OPTIONS AND RESTRICTED SHARES.

     6.1 AWARD AGREEMENTS. Options shall be evidenced by Option Agreements specifying the nature and number of shares of Stock covered thereby, and shall exist in such form as the Board shall from time to time establish. An Award of Restricted Shares shall be evidenced by a Restricted Share Agreement specifying the number of shares issued and the restrictions thereon, and shall exist in such form as the Board shall, from time to time, approve. Such Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the terms and conditions herein.

     6.2 OPTION VESTING AND EXERCISE PRICE. Each Option Agreement shall include a vesting schedule describing the date, event, or act upon which an Option shall vest, in whole or in part, with respect to all or a specified portion of the shares covered by such Option. Each Option Agreement shall also convey the exercise price for each Option or the means by which such price shall be established, with such exercise price or method of establishment being established in the discretion of the Board; provided, however, that: (a) the exercise price per share for an Incentive Stock Option shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option, and (b) no Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option.

     6.3 EXERCISABILITY AND TERM OF OPTIONS. Options shall be exercisable as shall be determined by the Board and set forth in the Option Agreement evidencing such Option; provided, however, that: (a) no Incentive Stock Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such Option, (b) no Incentive Stock Option awarded to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years after the effective date of grant of such Option, or (c) no Option awarded to a prospective Employee, prospective Consultant or prospective Director may become exercisable prior to the date on which such person commences Service with a Participating Company.

6.4 PAYMENT OF OPTION EXERCISE PRICE.

     (a) FORMS OF CONSIDERATION AUTHORIZED. Payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made in cash, by check or cash equivalent or by such other consideration as may be approved by the Board from time to time to the extent permitted by applicable law.

     (b) LIMITATIONS ON FORMS OF CONSIDERATION.

         (i) CASHLESS EXERCISE. The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a cashless exercise.

         (ii) PAYMENT BY PROMISSORY NOTE. No promissory note shall be permitted if the exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the shares of Stock acquired upon the exercise of the Option or with other collateral acceptable to the Company.

     6.5 TAX WITHHOLDING. Upon the exercise of an Option or upon the vesting of Restricted Shares, the Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the federal, state, local and foreign taxes, if any, required by law to be withheld by the Participating Company Group with respect to such Restricted Stock, Option, or the Stock acquired upon the exercise thereof. Alternatively or in addition, in its discretion, the Company shall have the right to require the Participant, through payroll withholding, cash payment or otherwise, including by means of a Cashless Exercise, to make adequate provision for any such tax withholding obligations of the Participating Company Group arising in connection with the Restricted Stock, Option, or the shares acquired upon the exercise thereof. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to any Agreement entered hereunder until the Participating Company Group's tax withholding obligations have been satisfied by the Participant.

     6.6 STOCK RESTRICTIONS. Shares issued under the Plan shall be subject such conditions and restrictions as determined by the Board in its discretion at the time an Option or Restricted Share Award is made.

     (a) [Intentionally Left Blank]

     (b) SERVICE VESTING AND TRANSFERABILITY. The Company shall have the right, at the time of the Award, to place restrictions on Awards including upon shares issued upon the exercise of an Option.

     (c) RESTRICTED SHARE AWARDS. Subject to and consistent with the provisions of this Plan, each Restricted Share shall be evidenced by a written Agreement setting forth the terms and conditions pertaining to such Award, including the number of shares awarded. Unless otherwise required by statute, Restricted Shares may be awarded with or without payment of consideration by the Participant. Each Restricted Share Agreement shall include a vesting schedule describing the date, event, or act upon which Restricted Shares shall vest, in whole or in part, with respect to all or a specified portion of the Shares covered by the Award. No Restricted Share not yet vested is assignable or transferable and any attempt at transfer or assignment of such Share, and any attempt by a creditor to attach such Share, shall be null and void. Until the date a Stock certificate is issued to a Participant, a Participant will have no rights as a stockholder of the Company. No adjustments shall be made for dividends of any kind or nature, distributions, or other rights for which the record date is prior to the date such stock certificate is issued. Consistent with the provisions of this Plan, the Board may in its discretion modify, extend, or renew any Restricted Share Agreement, or accept cancellation of same in exchange for the granting of a new Award. The preceding not withstanding, no modification of a Restricted Share Agreement which is not vested shall, absent the consent of the Participant, alter or impair any rights or obligations with respect to such Agreement.

6.7 EFFECT OF TERMINATION OF SERVICE.

     (a) RESTRICTED SHARES. If a Participant's Service terminates for any reason other than as a result of a Change in Control, such Participant's Restricted Shares which are not vested at the time of Service termination shall be forfeited. If a Participant's service terminates because of a Change of Control and if an amount to be received by a Participant from this Plan would otherwise constitute a "parachute payment" as defined in section 280G(b)(2) of the Code, then any accelerated vesting due to a Change of Control or subsequent termination of the Participant's Service shall be limited to the amount of vesting that permits the Participant to receive, after application of the excise tax imposed by section 4999 of the Code, the greater of: (1) A total parachute payment that equals 2.99 times the Participant's base amount, as determined under section 280G of the Code; or (2) full vesting of all unvested Restricted Shares as of the date of the Participant's termination of employment.

     (b) OPTIONS. Subject to earlier termination of the Option as otherwise provided herein, and unless otherwise provided by the Board in an Award and set forth in the Agreement related thereto, an Option shall be exercisable after a Participant's termination of Service only during the applicable time period determined in accordance with the following provisions of this Section 6.7(b) and thereafter shall terminate:

         (i) DISABILITY. If the Participant's Service terminates because of the Disability of the Participant, an Option, to the extent unexercised and exercisable on the date on which the Participant's Service terminated, may be exercised by the Participant (or the Participant's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Participant's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Agreement evidencing such Option (the "EXPIRATION DATE").

         (ii) DEATH. If the Participant's Service terminates because of the death of the Participant, an Option, to the extent unexercised and exercisable on the date on which the Participant's Service terminated, may be exercised by the Participant's legal representative or other person who acquired the right to exercise the Option or Right by reason of the Participant's death at any time prior to the Expiration Date. The Participant's Service shall be deemed to have terminated on account of death if the Participant dies within three (3) months after the Participant's termination of Service.

         (iii) RETIREMENT OF DIRECTORS IN GOOD STANDING. If the Participant is a Director, and such Director's Service terminates because of the retirement of such Director, and provided that such Director is at that time in good standing as determined by the Board, an Option, to the extent unexercised and exercisable on the date on which the Director's Service terminated for such reason may be exercised by the Director (or the Director's guardian or legal representative) at any time prior to the Expiration Date.

         (iv) OTHER TERMINATION OF SERVICE. If the Participant's Service terminates for any reason, except Disability or death, an Option, to the extent unexercised and exercisable by the Participant on the date on which the Participant's Service terminated, may be exercised by the Participant at any time prior to the expiration of three (3) months after the date on which the Participant's Service terminated, but in no event any later than the Expiration Date.

         (c) RESERVATION OF RIGHTS. The grant of Awards under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     6.8 TRANSFERABILITY OF OPTIONS. During the lifetime of the Participant, an Option shall be exercisable only by the Participant or by the Participant's guardian or legal representative. No Option shall be assignable or transferable by the Participant, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Board, in its sole discretion, and as set forth in the Option Agreement evidencing such Option, a Nonqualified Stock Option shall be assignable or transferable.

7. CHANGE IN CONTROL.

     7.1 EFFECT OF CHANGE IN CONTROL ON OPTIONS AND STOCK APPRECIATION RIGHTS. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the "ACQUIRING CORPORATION"), may, without the consent of any Participant, either assume the Company's rights and obligations under outstanding Options and Stock Appreciation Rights or substitute for such outstanding Options and Rights substantially equivalent options or rights for, or in relation to, the Acquiring Corporation's stock.

     7.2 EFFECT OF CHANGE OF CONTROL ON RESTRICTED SHARE RIGHTS.

     (a) Restricted Shares outstanding under the Plan at the time of a Change in Control shall automatically Vest in full immediately prior to the effective date of such Change in Control and will no longer be subject to forfeiture risk or to any repurchase right. However, Restricted Shares shall not vest on an accelerated basis as a result of a Change in Control if and to the extent:

         (i) such Restricted Share Award, having been assumed by the successor corporation (or parent thereof), is replaced with shares of the capital stock of the successor corporation subject to substantially equivalent restrictions or is otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction, and any repurchase rights of the Company with respect to any unvested Restricted Shares are concurrently assigned to such successor corporation (or parent thereof) or otherwise continued in effect; or

         (ii) such Restricted Shares are to be replaced with a cash incentive program of the Company or any successor corporation which preserves the value existing on the unvested Restricted Shares at the time of the Change in Control and provides for subsequent payout in accordance with the same Vesting schedule applicable to those unvested Restricted Shares; or

         (iii) the acceleration of such Restricted Share is subject to other limitations imposed by the Plan Administrator at the time of the Restricted Share grant.

     (b) Should, in the course of a Change in Control, the actual holders of the Company's outstanding Stock receive cash consideration in exchange for such Stock, the successor corporation may, in connection with the replacement of the outstanding Restricted Shares under this Plan, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Stock in such Change in Control and subject to substantially equivalent restrictions as were in effect for the Restricted Shares immediately before the Change in Control.

     (c) The foregoing notwithstanding, the Board shall have the discretion, exercisable either at the time the Restricted Shares are granted or at any time while the Restricted Shares remain unvested, to structure one or more Restricted Shares so that those Restricted Shares shall automatically accelerate and Vest in full upon the occurrence of a Change in Control. The Board shall also have full power and authority, exercisable either at the time the Restricted Shares are granted or at any time while the Restricted Shares remain unvested, to structure such Restricted Share so that the shares will automatically Vest on an accelerated basis should the Participant's employment or service terminate by reason of an Involuntary Termination within a designated period (not to exceed eighteen (18) months) following the effective date of any Change in Control in which the Restricted Shares do not otherwise Vest. In addition, the Plan Administrator may provide that one or more of the Company's outstanding repurchase rights with respect to Restricted Shares held by the Participant at the time of such Involuntary Termination shall immediately terminate on an accelerated basis, and the Restricted Shares subject to those terminated rights shall accordingly Vest at that time.

         (i) For purposes of this Section 8.2(c), an "INVOLUNTARY TERMINATION" shall mean the termination of the Participant's service which occurs by reason of: (1) such individual's involuntary dismissal or discharge by the Company for reasons other than Misconduct, or (2) such individual's voluntary resignation following (A) a change in his or her position with the Company which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and target bonus under any corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (3) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected without the individual's consent.

         (ii) "MISCONDUCT" shall mean the commission of any act of fraud, embezzlement or dishonesty by the Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company or any other intentional misconduct by such person adversely affecting the business or affairs of the Company in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company may consider as grounds for the dismissal or discharge of any Participant or other person in the Company's service.

8. PROVISION OF INFORMATION.

     At least annually, copies of the Company's balance sheet and income statement for the just completed fiscal year shall be made available to each Participant.

9. TERMINATION OR AMENDMENT OF PLAN.

     The Plan shall terminate ten (10) years from its effective date. The Board may terminate or amend the Plan at any time. No termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Board.

10. [Section 10 Intentionally Left Blank]

11. MISCELLANEOUS PROVISIONS.

     11.1 NO RIGHTS OF STOCKHOLDER. Prior to the date on which an Option is exercised, neither the Participant, nor a Beneficiary or any other successor in interest will be, or will have any of the rights and privileges of, a stockholder with respect to any Stock issuable upon the exercise of such Option.

     11.2 NO RIGHT TO CONTINUED EMPLOYMENT. Nothing contained herein shall be deemed to give any person any right to employment by the Company or by a Participating Company, or to interfere with the right of the Company or a Participating Company to discharge any person at any time without regard to the effect that such discharge will have upon such person's rights or potential rights, if any, under the Plan. The provisions of the Plan are in addition to, and not a limitation on, any rights a Participant may have against the Company or a Participating Company by reason of any employment or other agreement with the Company or a Participating Company.

     11.3 SEVERABILITY. If any provision of this Plan is held to be illegal or invalid for any reason, the remaining provisions are to remain in full force and effect and are to be construed and enforced in accordance with the purposes of the Plan as if the illegal or invalid provision or provisions did not exist.

     IN WITNESS WHEREOF, the undersigned officer of the Company hereby certifies that the foregoing sets forth the BioDelivery Sciences International, Inc. Amended and Restated 2001 Incentive Plan as duly adopted by the Board on January 31, 2003.


                             /s/ Francis E. O'Donnell, Jr.

                             Francis E. O'Donnell, Jr.
                             Chairman, President and Chief Executive Officer

                                     Annex B

                    CHARTER AND POWERS OF THE AUDIT COMMITTEE

     RESOLVED, that the membership of the Audit Committee shall consist of at least two members of the board of directors, a majority of whom (i.e.: two independent, if Committee consists of two or three members) shall be independent directors (subject to the Company's remaining a small business filer under SEC rules), who shall serve at the pleasure of the Board of Directors.

     An "independent director" means a person other than an officer or employee of the Company or its subsidiaries or any other individual having a relationship which, in the opinion of the Company's board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons shall not be considered independent:

     (1) a director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

     (2) a director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

     (3) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

     (4) a director who is a partner in, or a controlling stockholder or an executive officer of, any for-profit business organization to which the company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

     (5) a director who is employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

     RESOLVED, that the charter and powers of the Audit Committee of the Board of Directors (the "Audit Committee") shall be:

     (1) Assisting the Board of Directors in the oversight of the maintenance by management of the reliability and integrity of the accounting policies and financial reporting and disclosure practices of the Company.

     (2) Assisting the Board of Directors in the oversight of the establishment and maintenance by management of processes to assure that an adequate system of internal control is functioning within the Company.

     (3) Assisting the Board of Directors in the oversight of the establishment and maintenance by management of process to assure compliance by the Company with all applicable laws, regulations and Company policy.

     RESOLVED, that the Audit Committee shall have the following specific powers and duties:

     (1) Holding such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Audit Committee or at the request of the independent accountants;

     (2) Reviewing the  performance of the  independent  accountants  and making
recommendations  to  the  Board  of  Directors   regarding  the  appointment  or
termination of the independent accountants;

     (3) Ensuring its receipt from the independent accountants of a formal written statement delineating all relationships between the independent accountants and the Company consistent with Independence Standards Board Standard;

     (4) Actively engaging in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and for taking or recommending that the Board of Directors take appropriate action to oversee the independence of the outside auditor;

     (5) Selecting, evaluating and, where appropriate, replacing the independent auditors (or nominating independent auditors to be proposed for stockholder approval in any proxy statement), which independent auditors shall ultimately be accountable to the Board of Directors and the Audit Committee, as representatives of the stockholders;

     (6) Conferring with the independent accountants concerning the scope of their examinations of the books and records of the Company and its subsidiaries: reviewing and approving the independent accountants' annual engagement letter: reviewing and approving the Company's internal annual audit plans and procedures: and authorizing the auditors to perform such supplemental reviews or audits as the Committee may deem desirable;

     (7) Reviewing with management, the independent accountants significant risks and exposures, audit activities and significant audit findings;

     (8) Reviewing the range and cost of audit and non-audit services performed by the independent accountants;

     (9) Reviewing the Company's audited annual financial statements and the independent accountants opinion rendered with respect to such financial statements, including reviewing the nature and extent of any significant changes in accounting principles or the application thereof;

     (10) Reviewing the adequacy of the Company's systems of internal control;

     (11) Obtaining from the independent accountants their recommendations regarding internal controls and other matters relating to the accounting procedures and the books and records of the Company and its subsidiaries and reviewing the correction of controls deemed to be deficient;

     (12) Providing an independent, direct communication between the Board of Directors, and independent accountants;

     (13) Reviewing the adequacy of internal controls and procedures related to executive travel and entertainment;

     (14) Reviewing the programs and policies of the Company designed to ensure compliance with applicable laws and regulations and monitoring the results of these compliance efforts;

     (15) Reporting through its Chairman to the Board of Directors following the meetings of the Audit Committee;

     (16) Reviewing the powers of the Committee annually and reporting and making recommendations to the Board of Directors on these responsibilities;

     (17) Conducting or authorizing investigations into any matters within the Audit Committee's scope of responsibilities; and

     (18) Considering such other matters in relation to the financial affairs of the Company and its accounts, and in relation to the internal and external audit of the Company as the Audit Committee may, in its discretion, determine to be advisable.




                                      # # #